Ivy Funds

Supplement dated January 18, 2013 to the

Ivy Funds Class R Shares Statement of Additional Information

dated December 18, 2012

The following is added to the section entitled “Portfolio Managers — Portfolio Managers employed by Wall Street Associates, LLC” on page 82:

The following provides information relating to the following co-portfolio manager of Ivy Micro Cap Growth Fund as of December 31, 2012:

Alexis C. Waadt*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Ms. Waadt assumed co-management responsibilities of Ivy Micro Cap Growth Fund in January 2013.

The following is added to the section entitled “Portfolio Managers — Portfolio Managers employed by Wall Street Associates, LLC — Ownership of Securities” on page 84 for Ivy Micro Cap Growth Fund:

Ownership of Securities

As of December 31, 2012, the dollar range of shares of the Fund beneficially owned by the following portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Micro Cap Growth Fund	Dollar Range of Shares Owned in the Fund Complex
Alexis C. Waadt**	$0	$0

**	Ms. Waadt assumed co-management responsibilities of Ivy Micro Cap Growth Fund in January 2013.

Supplement	Statement of Additional Information	1